UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 1, 2007

Date of Report (date of earliest event reported)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                    Termination of a Material Definitive Agreement.

On February 1, 2007, Overstock.com, Inc. (the “Company”) entered into a Colocation Center Termination Agreement (the “Termination Agreement”) which terminated the Colocation Center Agreement dated July 1, 2005 between the Company and OMTek, LLC, as lessor (the “Colocation Agreement”), effective December 29, 2006.  The Colocation Agreement had provided for the lease of approximately 11,289 rentable square feet in the Old Mill Corporation Center II in Salt Lake City, Utah, for a term of ten years.  The Company has determined that the space covered by the Colocation Agreement is not necessary to the Company’s operations.  The Company paid approximately $5.5 million to OMTek, LLC in connection with the execution of the Termination Agreement.

The Company is a party to a commercial lease agreement with an affiliate of OMTek, LLC relating to the lease of the Company’s headquarters.

Reference is hereby made to the terms of the Termination Agreement, a copy of which is filed herewith as Exhibit 10.1, for additional information regarding the terms of the Termination Agreement.

Item 9.01                    Financial Statements and Exhibits

                                     (d)      Exhibits.                                10.1         Colocation Center Termination Agreement executed

                                                                                                                February 1, 2007 and effective December 29, 2006

Certain statements contained in this Form 8-K include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ David Chidester
David Chidester
Senior Vice President, Finance
Date: February 5, 2007